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                                                                    EXHIBIT 99.7

                                                                  CONFORMED COPY

                               DATED 12 March 1998







                     THE INDIVIDUALS LISTED IN THE SCHEDULE

                                      -AND-

                       ADVANCED MARKETING (EUROPE) LIMITED











                                   OPTION DEED













                                  KIMBELL & CO
                                352 Silbury Court
                                Silbury Boulevard
                                  Milton Keynes
                                     MK9 2HJ

                               Tel: (01908) 668555
                               Fax: (01908) 674344


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THIS DEED is made on       12 March 1998

BETWEEN:-

1        THE INDIVIDUALS LISTED IN THE SCHEDULE (the "GRANTORS"); and

2 ADVANCED MARKETING (EUROPE) LIMITED (registered number 3410987) of Suite 25, Challenge House, Sherwood Drive, Bletchley, Milton Keynes MK3 6DP ("ADVANCED").

WHEREAS:

(A) The Grantors are the owners of the entire issued share capital of the Company.

(B) The purpose of this Agreement is to set out the terms and conditions on which the option is granted.


1        INTERPRETATION

1.1      In this agreement:

         "Company"                          means Windguard Limited whose
                                            registered office is at 9 Grays Inn
                                            Square, London WC1R 5JF;

         "Grantors' Representative"         means Andrew Bailey;

         "Option"                           means the right granted pursuant to
                                            clause 2.1;


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         "Option                            Exercise Date" means the date which
                                            is 30 days after receipt by Advanced
                                            of audited financial statements of
                                            the Company for the year ended 28
                                            February 2001;

         "Option Shares"                    means the entire issued share
                                            capital of the Company comprising
                                            275,719 Ordinary Shares of(pound)1
                                            each fully paid in the capital of
                                            the Company beneficially owned by
                                            and registered in the names of each
                                            of the Grantors as detailed in the
                                            Schedule, together with any further
                                            shares, stock, options over shares
                                            or other securities in the Company
                                            and any shares, stock, options over
                                            shares and other securities for the
                                            time being representing the same by
                                            reason of any alteration in the
                                            share capital of the Company or any
                                            amalgamation, re-organisation or
                                            reconstruction of the Company.

2        OPTION

2.1 Each of the Grantors grants to Advanced the right exercisable on the Option Exercise Date to purchase the Option Shares for a total purchase price to be calculated in accordance with Clause 3 upon the terms and subject to the conditions of this agreement.

2.2      The Option shall be exercisable only in respect of all the Option
         Shares.

2.3 The Option shall be exercisable on the Option Exercise Date by notice in writing served upon the Grantors' Representative. If the Option is not


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         exercised on the Option Exercise Date the Option will lapse.

2.4 The parties shall be bound to complete the sale and purchase of the Option Shares 14 days after the date of service of the notice of exercise (or on the next succeeding business day if completion would otherwise fall on a non-business day) or, if earlier, on the business day preceding the expiration of the offer if the provisions of clause
         2.4 apply.

3        CALCULATION OF OPTION PRICE

The price payable by Advanced for the Option Shares will be calculated by reference to the following formula:-

         A  =  B  x  C

         where:-

         A  =  the price payable for the Option Shares;

         B  =  audited pre-tax profit for the year ended 28 February 2001; and

         C  =  6.5.

4        COMPLETION

4.1 Completion of the sale and purchase shall take place at the offices of Advanced or at such other place as the parties shall mutually agree not later than 3.00 pm on the relevant day.

4.2      The Grantors shall deliver to Advanced:

         4.2.1 duly executed transfers of the Option Shares accompanied by the

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                  relative share certificates;

         4.2.2 a waiver of any applicable rights of pre-emption, duly signed by all the other members of the Company; and

         4.2.3 such other deeds and documents as may be necessary to transfer to Advanced or as it may direct the unencumbered beneficial ownership of the Option Shares.

4.3 Advanced shall deliver to the Grantors' Representative a banker's draft in the appropriate amount calculated by reference to clause 3 and Advanced shall not be concerned to see that the monies are applied in paying the Grantors in accordance with their respective entitlements.

4.4 The Grantors shall (so far as they are able) procure that upon presentation of the stamped transfer of the Option Shares to the Company together with the relative share certificates the transfers shall be approved and Advanced shall be registered as the holder of the Option Shares.

5        OPTION SHARES

         All rights attached to the Option Shares shall accrue to Advanced on the date of service of its notice exercising the Option and, following the exercise of the Option, the Grantors shall account to Advanced for all dividends or other distributions of the Company declared or paid by reference to a record date which is after the date of service and shall exercise all voting and other rights at the direction of Advanced.

6        GRANTORS' WARRANTIES

6.1 The Grantors warrant to Advanced that they are the beneficial owners of the Option Shares, subject only to the Option, and have full power and authority


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         to grant an option in respect of the same upon the terms and conditions of this agreement.

6.2 The Option Shares represent 100 per cent of the ordinary share capital of the Company issued or agreed to be issued and there is no option or right outstanding in favour of any third party to subscribe for any share or loan capital of the Company.

6.3 Such information relating to the Company as is known to the Grantors and which is material to be known by a purchaser for value of the Option Shares has been disclosed in writing to Advanced prior to the date of this agreement.

6.4      If the Option is exercised, the Warranties contained in clauses 6.1 and
         6.2 shall be repeated on the date of completion of the sale of the Option Shares.

7        GRANTORS' UNDERTAKINGS

7.1 The Grantors undertake to Advanced that they shall not prior to the exercise or expiry of the Option transfer dispose of, charge, pledge or encumber in any way their respective interests in any of the Option Shares save to any spouse or children of a Grantor or to a family trust relating to a Grantor subject to the transferee entering into a Deed of Adherence agreeing to be bound by the provisions of this Option Deed and the Option Shares shall upon completion be sold free of any liens, charges or encumbrance.

7.2 Upon the written request of Advanced the Grantors shall provide such information relating to the Company which is material to be known by a purchaser for value of the Option Shares of which the Grantors or any of them may become aware.

7.3 The Grantors shall procure that until the exercise or expiry of the Option:


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         7.3.1    no alteration is made in the articles of association of the
                  Company and no regulations or resolutions inconsistent with them are adopted;

         7.3.2 the Company does not make any substantial change in the nature of its business;

         7.3.3 the Company provides to Advanced management accounts or quarterly financial statements along with any auditor's worksheets; and

         7.3.4 the Company does not enter into any transaction that is not in the normal and ordinary course of conducting its business nor enter into any transaction which is not on arm's length terms.

         7.3.5 the Company does not change its accounting reference date from 28 February.

8        NOTICES

8.1 Any notice or other communication given or made under or in connection with the matters contemplated by this agreement shall be made in writing.

8.2 Any such notice or other communication shall be addressed as provided in sub-clause 7.3 and, if so addressed, shall be deemed to have been duly given or made as follows:-

         8.2.1 if sent by first class post, two business days after the date of posting;

         8.2.2    if sent by facsimile, when despatched

         PROVIDED THAT if, in accordance with the above provisions, any such


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         notice or other communication would otherwise be deemed to be given or made outside working hours, such notice or other communication shall be deemed to be given or made at the start of working hours on the next business day.


8.3 The relevant addressee, address and facsimile number of each party for the purposes of this agreement, subject to sub-clause 7.4, are:-

         Name of party                      Address           Facsimile No.
         -------------                      -------           -------------
         Advanced
         Advanced Marketing         Suite 25, Challenge       01908 365945
         (Europe) Limited                   House, Sherwood
                                            Drive, Bletchley
                                            Milton Keynes MK3 6DP
         F.A.O.: Tony Pickup



         Grantors
         c/o Grantors'              Andrew Bailey
         Representative                     Lower Farmhouse
                                            Kingston Blount
                                            Oxfordshire OX9 4RZ


8.4 A party may notify the other parties to this agreement of a change to its name, relevant addressee, address or facsimile number for the purposes of sub-clause 8.3 PROVIDED THAT such notification shall only be effective on:-

         8.4.1 the date specified in the notification as the date on which the change is to take place; or

         8.4.2 if no date is specified or the date specified is less than five clear business days after the date on which notice is given, the date falling five clear business days after notice of any such change has been given.


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9.       CONFIDENTIALITY

9.1 Advanced acknowledges and agrees that during the course of this Agreement it will receive information from the Grantors in respect of the Company that can be considered proprietary and confidential which relates to the Company's business operations, services or technical knowledge ("Confidential Information"). Advanced shall procure that all Confidential Information communicated to it by the Grantors shall be received in confidence; used only for the purposes, and within the duration, of this Agreement and shall be protected in the same manner as Advanced protects its own Confidential Information, but in any event in not less than a reasonable manner, except information which;

         9.1.1 is or becomes generally available to the public other than as a result of a breach of this clause; or

         9.1.2 is acquired from a third party who owes no obligation of confidence to the Grantors in respect of the Confidential Information; or

         9.1.3 is independently developed by Advanced without the use of the Confidential Information; or

         9.1.4 Advanced is required by law to disclose, providing always that Advanced shall promptly notify the Grantors of such requirement prior to any such disclosure; or

         9.1.5 is already known by Advanced at the time of its receipt (as evidenced by its written records); or

         9.1.6 is agreed by Advanced and the Grantors from time to time to be excluded.

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9.2      Upon the lapse of the Option all Confidential Information made available by the Grantors to Advanced pursuant to this Agreement, including any copies thereof, shall either be returned to the Grantors or destroyed pursuant to the request of the Grantors.

9.4 The obligations of Advanced in relation to Confidential Information contained in this clause 6 shall survive the termination or expiry of this agreement.

10.      MISCELLANEOUS

         This agreement shall be binding upon each party's successors and assigns and personal representatives (as the case may be) but, except as expressly provided above, none of the rights of the parties under this agreement may be assigned or transferred.


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                                    SCHEDULE


         GRANTOR                    ADDRESS                  NO. OF SHARES HELD

         Andrew Bailey                                           165,431
         Andrew Bailey and
         Paul Hughes D'Aeth                                       55,144

         Andrew Bailey and
         Diane White                                              55,144


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         IN WITNESS whereof this Agreement has been signed and delivered as a
         Deed


SIGNED and DELIVERED by                     )
ANDREW BAILEY                               )        A Bailey
in the presence of:-                )

S M Alais




SIGNED and DELIVERED by                     )
DIANE WHITE                         )       Diane White
in the presence of:-                )


S M Alais




SIGNED and DELIVERED by                     )
PAUL HUGHES D'AETH                  )       P Hughes D'Aeth
in the presence of:-                )


S M Alais




SIGNED and DELIVERED as a                   )
DEED by ADVANCED MARKETING                  )
(EUROPE) LIMITED                            )
                                            )        C Tillinghurst
                                                     Director



                                                     T Pickup
                                                     Director/Secretary


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